UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): December 19, 2025

SHARONAI HOLDINGS INC.

(Exact name of registrant as specified in its charter)

Delaware	333-287287	41-2349750
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 Fifth Avenue, Suite 500,

New York, NY 10151

(Address of principal executive offices, including zip code)

(347) 212-5075

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On December 19, 2025, SharonAI Inc., a subsidiary of SharonAI Inc. Holdings Inc. (“we,” “us,” the “Company” or “SharonAI”), entered into a Binding Term Sheet for Acquisition of Interest in Texas Critical Data Centers, LLC (the “Term Sheet”), setting forth the terms and conditions for SharonAI’s sale of 100% of its 50% interest in Texas Critical Data Centers LLC (“TCDC”) to New Era Energy & Digital Inc. (“NUAI”). TCDC is a joint venture between SharonAI and NUAI formed to fund, develop, and construct a data center site project with behind the meter natural gas-fired power in Ector County, Texas.

The Term Sheet obligates SharonAI And NUAI to negotiate and execute customary definitive agreements in good faith that incorporate the terms of the Term Sheet and contain other customary terms and conditions, as expeditiously as possible, and no later than January 15, 2026.

The consideration NUAI will pay SharonAI for the interests of TCDC will be an aggregate of $70,000,000, of which, (a) $10,000,000 will be payable in cash, with (i) $150,000 payable as a non-refundable deposit within 14 days of December 19, 2025, and (ii) $9,850,000 payable upon the occurrence of certain events, but no later than March 31, 2026; (b) $10,000,000 will be payable in common stock or other units of NUAI upon the occurrence of certain events, but no later than March 31, 2026; and (c) $50,000,000 will be payable by issuance of a senior secured convertible promissory note with a right of SharonAI to convert 20% of the amount owed into common stock of NUAI based on the prior 30-day VWAP based upon the date of the note and which matures and is due June 30, 2026.

The sale of the interests of TCDC are subject to the condition that SharonAI reimburse NUAI for SharonAI’s portion of the amount required to be contributed to TCDC for TCDC to purchase the Additional 203 Acres (as defined below) on or before January 9, 2026, which amount is approximately $2,550,000.

Both parties are prohibited from, and must ensure that their directors, shareholders, employees, professional advisers and related entities do not solicit, consider, accept or otherwise pursue and contemplate other proposals in respect of the specific transaction set forth in the Term Sheet for a period of 30 days commencing on the date of execution of the Term Sheet.

The description of the Term Sheet is only a summary and is qualified in its entirety by reference to the full text of such document, which is filed as an exhibit to this Current Report on Form 8-K and which is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On December 19, 2025, TCDC completed its acquisition of approximately 203 acres of real property located in Block 41, T-2-S, T&P RR Co. Survey, Ector County, Texas (the “Additional 203 Acres”) pursuant to a Contract to Purchase dated November 21, 2025, between TCDC and Odessa Industrial Development Corporation d/b/a Grow Odessa (“Grow Odessa”), from whom TCDC previously purchased a contiguous 235 acres of land from on July 25, 2025. The total price for the Additional 203 Acres was $5,100,000. The intent is for a third-party to build gas-fired power generation on-site.

Item 7.01 Regulation FD Disclosure.

On December 23, 2025, the Company issued a press release announcing the Term Sheet entered into with NUAI. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act or the Exchange Act of 1934, as amended, regardless of any general incorporation language in such filings.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description
10.1	Binding Term Sheet for Acquisition of Interest in Texas Critical Data Centers, LLC
99.1	Press Release, dated December 23, 2025
104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

The Company cautions that statements in this report or any exhibit to this report that are not a description of historical fact are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words referencing future events or circumstances such as “expect,” “intend,” “plan,” “anticipate,” “believe,” and “will,” among others. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. These forward-looking statements are based upon the Company’s current expectations and involve assumptions that may never materialize or may prove to be incorrect. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of various risks and uncertainties, which include, without limitation, the possibility of the Company’s need and ability to raise additional capital, changes in business plans, service or product offerings, use of proceeds, the Company’s acceleration or expansion of relationships and partnerships and/or deployment of assets, and further or new regulation of the Company’s business. More detailed information about the risks and uncertainties affecting the Company is contained under the heading “Risk Factors” included in the Company’s Registration Statement on Form S-4 filed with the SEC on October 21, 2025, as amended, and in other filings that the Company has made and may make with the SEC in the future. One should not place undue reliance on these forward-looking statements, which speak only as of the date on which they were made. Because such statements are subject to risks and uncertainties, actual results may differ materially from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update such statements to reflect events that occur or circumstances that exist after the date on which they were made, except as may be required by law.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHARONAI HOLDINGS, INC.

	By:	/s/ Wolfgang Schubert
	Name:	Wolfgang Schubert
	Title:	Chief Executive Officer

Date: December 23, 2025